UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 12, 2014

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.

(Exact name of registrant as specified in its charter)

BERMUDA	0-24796	98-0438382
(State or other jurisdiction of incorporation and organisation)	(Commission File Number)	(IRS Employer Identification No.)

O’Hara House, 3 Bermudiana Road, Hamilton, Bermuda	HM 08
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (441) 296-1431

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events

Central European Media Enterprises Ltd. (the “Company”) announced today that it has fixed 5:00 p.m. New York City time on March 21, 2014 as the record date for its previously-announced rights offering. The public announcement was made by means of a press release, the text of which is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

IMPORTANT ADDITIONAL INFORMATION

On February 28, 2014, the Company filed a registration statement on Form S-3 relating to the rights offering (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”). The Registration Statement has not yet become effective and no securities may be sold nor may offers to buy be accepted prior to the time the Registration Statement becomes effective. The Company intends to commence the rights offering promptly after the Registration Statement has been declared effective by the SEC. The terms and conditions of the rights offering will be made available to the Company’s shareholders once the rights offering has commenced. A copy of the prospectus relating to the rights offering meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and additional materials relating to the rights offering will be mailed to shareholders of record of the Company shortly after the record date. Shareholders will then also be able to obtain a copy of the prospectus from the subscription and information agent for the rights offering.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, and there shall not be any offer, solicitation or sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The Company has filed with the SEC a preliminary proxy statement in connection with the issuance of the securities described herein as well as certain other matters related to the rights offering and the related transactions. The Company and its directors and officers and Time Warner and its employees and affiliates may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the proposals to be set forth in the proxy statement. Information about the Company’s directors and executive officers and Time Warner and their ownership of the Company’s capital stock will be set forth in the definitive proxy statement to be filed with the SEC by the Company.

The Company’s shareholders are urged to read the proxy statement when it becomes available because it will contain important information about the Company, the issuance of its securities and such other matters. Shareholders may obtain free copies of the proxy statement when it becomes available at the SEC’s website at http://www.sec.gov, at the Company’s website at http://www.cme.net or by writing to CME Media Services Limited, Krizeneckeho nam. 1078/5, 152 00 Praha 5, Czech Republic, Attention: Investor Relations. The contents of the Company’s website are not incorporated by reference into this Current Report on Form 8-K.

Item 9.01                                           Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1	Press release of Central European Media Enterprises Ltd. dated as of March 12, 2014 announcing rights offering record date.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.

Date: March 12, 2014	/s/ David Sturgeon
David Sturgeon
Acting Chief Financial Officer